SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 1997


                    Structured Asset Securities Corporation,
            Mortgage Pass-Through Certificates, Series 1996-05 Trust
             (Exact name of registrant as specified in its charter)





New York (governing law
of Pooling and
Servicing Agreement)                 33-99598-02          52-2016569, 52-2016570
(State or other                     (Commission           (I.R.S. Employer
jurisdiction of                      File Number)         Identification No.)
incorporation or organization)



c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code:  (410) 884-2000


ITEM 5.  Other Events

On June 25, 1997, a distribution was made to holders of Structured
Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1996-05 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits


Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates,   Series  1996-05  Trust,  relating  to  the  June
               25,1997, distribution



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


             Structured Asset Securities Corporation, Mortgage Pass-
                   Through Certificates, Series 1996-05 Trust
                                  (Registrant)

                         By:      First Bank, N.A.
                                  as Trustee
                         By:      /s/Eve D. Kaplan
                         Name:    Eve D. Kaplan
                         Title:   Vice President
                         Date:    June 30, 1997




                                INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates,   Series  1996-05  Trust,  relating  to  the  June
               25, 1997, distribution